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                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the AIP Alternative Strategies Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the AIP Alternative Strategies Funds for the year ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the AIP Alternative Strategies Funds for the stated period.


/s/ Lee Schultheis                               /s/ Stephen G. Bondi
------------------                               --------------------
Lee Schultheis                                   Stephen G. Bondi
President, AIP Alternative                       Treasurer, AIP Alternative
Strategies Funds                                 Strategies Funds

Dated:  10/7/2005                                Dated:  10/7/2005
        ---------                                        ---------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by AIP Alternative Strategies Funds for purposes of the Securities Exchange Act of 1934.


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